Exhibit 10.13

CONFIDENTIAL TREATMENT REQUESTED

THIRD AMENDMENT

TO

LICENSE AGREEMENT

THIS THIRD AMENDMENT TO LICENSE AGREEMENT (this “Third Amendment”), effective April 15, 2008, is by and among:

Angiotech Pharmaceuticals (US), Inc., a corporation organized and existing under the laws of the State of Washington, with principal offices at North Bend, WA (“Angiotech US”);

Angiodevice International GmbH, a corporation organized and existing under the laws of Switzerland, with principal offices at Dammstrasse 19, Postfach, CH-6301 Zug, Switzerland (“Angiodevice”); and

Histogenics Corporation, a corporation organized and existing under the laws of the State of Delaware (formerly under the laws of Massachusetts), with principal offices at 830 Winter Street, 3rd Floor, Waltham, MA 02451 (formerly at 100 Hospital Road, Malden, MA 02148) (“Histogenics”).

WITNESSETH

WHEREAS, Angiotech Biomaterials Corp. (“Biomaterials”), Angiodevice and Histogenics entered into that certain License Agreement, effective as of May 12, 2005, pursuant to which Biomaterials and Angiodevice licensed to Histogenics the right to use certain domestic and foreign patents, patent applications and know how relating to the manufacture and use of CT3 (the “Original License Agreement”):

WHEREAS, effective as of November 4, 2005, all of the assets of Biomaterials were sold to Angiotech US and Biomaterials was wound up;

WHEREAS, in connection with such sale of assets, Biomaterials assigned the Agreement to Angiotech US and Angiotech US assumed all rights and obligations of Biomaterials under the Original License Agreement as if it were the original party thereto:

WHEREAS, Angiotech US, Angiodevice and Histogenics entered into that certain Amendment to License Agreement, dated as of August 31, 2007 (the “First Amendment”):

WHEREAS, Angiotech US, Angiodevice and Histogenics entered into that certain Second Amendment to License Agreement, dated as of January 1, 2008 (the “Second Amendment”), (the Original License Agreement, as amended by the First Amendment and the Second Amendment, shall be referred to herein as the “Agreement”); and

CONFIDENTIAL TREATMENT REQUESTED

WHEREAS, Angiotech US, Angiodevice and Histogenics have determined that it is in their best interests to further amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby, acknowledged, Angiodevice, Angiotech US and Histogenics hereby agree as follows:

1.	Amendment.

(a) Section 1 of the Second Amendment is hereby deleted in its entirety.

(b) Section 3.2(a)(ii) of the First Amendment is amended by deleting it in its entirety and replacing it with the following:

At any time prior to the first to occur of, (A) ****, or (B) **** (the “Exclusivity Deadline”), Histogenics may elect to convert this License to one of exclusivity within the Field by giving notice to Angiotech and paying one million dollars ($1,000,000) to Angiotech (the “Exclusivity Payment”). Such Exclusivity Payment shall be made in accordance with the schedule set out below, unless and until Histogenics closes an equity financing with proceeds to Histogenics in an amount not less than ****, whereby the Exclusivity Payment shall become due and payable in full within fifteen (15) days of such closing:

****	Payable by ****;

****	Payable by ****;

****	Payable by ****;

****	Payable by ****.

2.	Miscellaneous.

2.1 Entire Agreement: Confirmation of Agreement. Except as specifically otherwise amended as set forth herein, the Agreement shall continue in full force and effect.

2.2 Counterparts. This Third Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures of the parties hereto will have the same effect as original signatures. In making proof of this Third Amendment, it shall not be necessary to produce or account for more than one such counterpart.

[Signature Page Follows]

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed and delivered by the respective duly authorized officers as of the date set forth above.

ANGIOTECH PHARMACEUTICALS (US), INC.			ANGIODEVICE INTERNATIONAL GmbH

By:	/s/ Thomas Bailey		By:	/s/ Harald Beck
	Name:	Thomas Bailey		Name:	Harald Beck
	Title:	Chief Financial Officer		Title:	Director
	Date:	04/29/08		Date:	12 May 2008

			By:	/s/ Jürg Dannecker
				Name:	Jürg Dannecker
				Title:	Director
				Date:	6 May 2008

HISTOGENICS CORPORATION

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